Exhibit 99.1

Ainos, Inc. Announces Strategic Partnership with Taiwan Tanabe Seiyaku to Advance Manufacturing and Taiwan Market Promotion of Sjögren’s Syndrome Drug

San Diego, California—(Newsfile Corp. - December 2, 2024) - Ainos, Inc. (NASDAQ: AIMD) (NASDAQ: AIMDW) (“Ainos” or the “Company”), an innovative healthcare company focused on advanced AI-driven point-of-care testing (“POCT”) and low-dose interferon therapeutics, today proudly announced the signing of a strategically significant Memorandum of Understanding (MOU) with Taiwan Tanabe Seiyaku Co., Ltd., a subsidiary of Mitsubishi Tanabe Pharma Corporation in Japan, brings extensive pharmaceutical development and manufacturing expertise to the partnership. The collaboration aims to advance the manufacturing and Taiwan market promotion of Ainos’ groundbreaking Sjögren’s syndrome drug, VELDONA®. Both parties may work under the terms of the MOU to further define the partnership.

Market Demand for Sjögren’s Syndrome Treatment

Sjögren’s syndrome is an autoimmune disease affecting millions of patients worldwide, with a significant unmet need for effective treatments. As the global population ages and awareness of the disease increases, the demand for therapeutic solutions is growing rapidly. According to market analysis, the global Sjögren’s syndrome market is projected to reach billions of dollars in the next five years. Ainos believes VELDONA® will provide a much-needed, innovative treatment option for millions of patients and fulfill this pressing market demand.

VELDONA®’s Clinical Progress and Success

Ainos has dedicated years to the development of Sjögren’s syndrome treatments, with VELDONA®, a low-dose oral interferon-alpha, showing remarkable potential in clinical trials. Previous studies have demonstrated that VELDONA® can significantly alleviate patient symptoms, improve quality of life, and effectively control disease progression. The drug has shown strong tolerability and safety, establishing a solid foundation for further large-scale global clinical trials.

Partnership with Taiwan Tanabe Seiyaku

Taiwan Tanabe Seiyaku, as a subsidiary of Mitsubishi Tanabe Pharma, offers extensive experience in pharmaceutical development and market expansion. As part of this partnership, Taiwan Tanabe Seiyaku may collaborate with Ainos on the manufacturing and promotion of VELDONA® to meet market demand. Both parties will clarify the specific details and responsibilities of the partnership as stipulated in the MOU agreement.

Global Market Impact and Future Outlook

This collaboration with Taiwan Tanabe Seiyaku will accelerate the global market introduction of VELDONA®, ensuring that the drug reaches patients in a timely and efficient manner. The formal contract will define the clear rights and responsibilities of both parties, paving the way for long-term success. Ainos anticipates that as more clinical data is collected and the drug becomes available in more markets, the demand for VELDONA® will solidify its position as a leading treatment for Sjögren’s syndrome. Additionally, the success of this drug will open further opportunities in other autoimmune diseases, enhancing the company’s market valuation and growth potential.

Ainos’ Future Vision

Ainos is committed to driving medical innovation and addressing the world’s unmet medical needs. This partnership with Taiwan Tanabe Seiyaku marks an important milestone in our global strategy, and we will continue to focus on developing breakthrough therapies that improve the quality of life for patients worldwide.

About Ainos, Inc.

Headquartered in San Diego, California, Ainos is a diversified healthcare company focused on novel AI-powered point-of-care testing (POCT) and low-dose interferon therapeutics (VELDONA®). The Company’s clinical-stage product pipeline includes VELDONA® human and animal oral therapeutics, human orphan drugs, and telehealth-friendly POCT solutions powered by its AI Nose technology platform. To learn more, visit https://www.ainos.com. Follow Ainos on X, formerly known as Twitter, (@AinosInc) and LinkedIn to stay up-to-date.

About Taiwan Tanabe Seiyaku Co., Ltd.

Taiwan Tanabe Seiyaku Co., Ltd., a subsidiary of Mitsubishi Tanabe Pharma Corporation, was established in 1962. The company is focused on providing high-quality pharmaceutical products and innovative therapeutic solutions in Taiwan and neighboring markets, covering key therapeutic areas such as autoimmune diseases, diabetes, and other major health conditions.

Safe Harbor Statement

Certain statements in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Forward-Looking statements can be identified by the use of words such as “anticipate,” “believe,” “estimate,” “approximate,” “expect,” “intend,” “plan,” “predict,” “project,” “target,” “future,” “likely,” “strategy,” “foresee,” “may,” “guidance,” “potential,” “outlook,” “forecast,” “should,” “will” or other similar words or phrases. Similarly, statements that describe the Company’s objectives, plans or goals are, or may be, forward-looking statements. Forward-Looking statements are based only on the Company’s current beliefs, expectations, and assumptions. Forward-Looking statements are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. The Company’s actual results may differ materially from those indicated in the forward-looking statements.

Important factors that could cause the Company’s actual results to differ materially from the projections, forecasts, estimates and expectations discussed in this press release include, among others, the cost of production and sales potential of the products announced in this press release; the Company’s dependence on projected revenues from the sale of current or future products; the Company’s limited cash and history of losses; the Company’s ability to achieve profitability; the Company’s ability to raise additional capital to continue the Company’s product development; the ability to accurately predict the future operating results of the Company; the ability to advance Ainos’ current or future product candidates through clinical trials, obtain marketing approval and ultimately commercialize any product candidates the Company develops; the ability to obtain and maintain regulatory approval of Ainos’ product candidates; delays in completing the development and commercialization of the Company’s current and future product candidates, which could result in increased costs to the Company, delay or limit the ability to generate revenue and adversely affect the business, financial condition, results of operations and prospects of the Company; intense competition and rapidly advancing technology in the Company’s industry that may outpace its technology; customer demand for the products and services the Company develops; the accuracy of third-party market research data, the impact of competitive or alternative products, technologies and pricing; disruption in research and development facilities; lawsuits and other claims by third parties or investigations by various regulatory agencies governing the Company’s operations; potential cybersecurity attacks; increased requirements and costs related to cybersecurity; the Company’s ability to realize the benefits of third party licensing agreements; the Company’s ability to obtain and maintain intellectual property protection for Ainos product candidates; compliance with applicable laws, regulations and tariffs; continued listing on and compliance with the applicable regulations of the Nasdaq Capital Market; and the Company’s success in managing growth. A more complete description of these risk factors and others is included in the “Risk Factors” section of Ainos’ Annual Report on Form 10-K for the year ended December 31, 2023, and other public filings with the U.S. Securities and Exchange Commission (“SEC”), many of which risks are beyond the Company’s control. In addition to the risks described above and in the Company’s filings with the SEC, other unknown or unpredictable factors also could cause actual results to differ materially from the projections, forecasts, estimates and expectations discussed in this press release.

The forward-looking statements made in this press release are expressly qualified in their entirety by the foregoing cautionary statements. Any forward-looking statements contained in this press release represent Ainos’ views only as of today and should not be relied upon as representing its views as of any subsequent date. Ainos undertakes no obligation to, and expressly disclaims any such obligation to, publicly update or revise any forward-looking statement to reflect changed assumptions, the occurrence of anticipated or unanticipated events or changes to the future results over time or otherwise, except as required by law.

Contact Information

Feifei Shen
ir@ainos.com

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